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                                                                   EXHIBIT 10.89

                             OEM PURCHASE AGREEMENT

                                 THIRD AMENDMENT

This Third Amendment effective as of the 1st day of February, 2003, (the "Effective Date") amends the OEM Purchase Agreement (the "Agreement") dated December 16, 2002, by and between HEWLETT-PACKARD COMPANY, a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California 94304 ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC. a Delaware corporation having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and BROCADE COMMUNICATIONS SYSTEMS SWITZERLAND SARL., a corporation organized under the laws of Geneva, and having its principal place of business at 29 Route de l'Aeroport Case Postale 105, CH-1215 Geneva 15, Switzerland (collectively "Supplier").

                                    RECITALS

WHEREAS, HP and Supplier have entered into the Agreement pursuant to which HP agreed to purchase, and Supplier agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and

WHEREAS, HP and Supplier desire to enter into this Third Amendment to amend certain provisions of the Agreement.

                                   AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, HP and Supplier agree as follows:

1. DEFINITIONS. Terms used in this Third Amendment that are not defined herein shall have the meaning given thereto in the Agreement.

2. CONFIRMATION AND RATIFICATION. Except as expressly amended herein all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Third Amendment shall have the meaning set forth in the Agreement. In the event a conflict between the Agreement and this Third Amendment, the terms of this Third Amendment shall govern.

3. AMENDMENTS. HP and Supplier hereby agree that the Agreement is hereby amended as follows:

      3.1. Delete the following language from section 9.1:

            Product Warranties. Supplier represents and warrants to HP that, for a period of [**] from the date of [**] for each [**] OEM Product unit (excluding [**]) and [**] from each [**] and [**] OEM Product, that all OEM Products under this Agreement will:

      3.2. Insert the following language at section 9.1:

            9.1. Product Warranties.

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                  9.1.1. For [**] purchased by HP prior to [**], Supplier
                         represents and warrants to HP that, for a period of [**] from the date of [**] for each [**] OEM Product unit (excluding [**]) and [**] for each [**] and [**] OEM Product, that all OEM Products under this Agreement will meet the requirements stated at subsection [**] below.

                  9.1.2. For [**] purchased by HP on or after [**], Supplier represents and warrants to HP that, for a period of [**] from the date of [**]for each [**] OEM Product unit (excluding [**]) and [**] for each [**] and [**] OEM Product, that all OEM Products under this Agreement will meet the requirements stated at subsections [**] below.

4. COUNTERPARTS. This SecondThird Amendment may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. The parties agree that facsimile signatures of the parties will be binding.

IN WITNESS WHEREOF, HP and Supplier have entered into this Third Amendment as of the Effective Date as provided above.

AGREED:

BROCADE COMMUNICATIONS                        HEWLETT-PACKARD COMPANY
SYSTEMS INC. ("SUPPLIER")                     ("HP")

By: /s/  Michael Klayko                        By: [**]
    ------------------                            ------------------------------

Name: Michael Klayko                          Name: [**]

Title:  VP                                    Title: Director, SWD Procurement

BROCADE COMMUNICATIONS
SWITZERLAND, SARL. ("SUPPLIER")

By:   /s/ Ian Whiting
     ------------------
Name: Ian Whiting
      Vice President EMEA

Title: 22  November 2004

** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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